Patrick Industries, Inc. Announces Private Offering of $350 Million of Senior Notes ELKHART, IN – April 13, 2021 — Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, up to $350 million aggregate principal amount of senior notes due 2029 (the “Notes”) in a private placement exempt from registration under the Securities Act of 1933. The interest rate, redemption prices and other terms of the Notes are to be determined upon pricing of the offering. Patrick intends to use the net proceeds from the offering to repay a portion of its borrowings under its existing senior secured credit facility, to pay fees and expenses in connection with the foregoing, and for general corporate purposes. Following the completion of the offering, the Company plans to amend and restate the credit agreement governing its existing $650 million senior secured credit facility to establish a new $700 million senior secured credit facility consisting of a $550 million revolving credit loan and a $150 million term loan. The maturity date for borrowings under the new senior secured credit facility is expected to be extended to April 2026. The new senior secured credit facility is expected to replace the Company’s existing credit facility that was due to mature in September 2024, with pricing and other material provisions to be finalized following the completion of the pricing of the offering of Notes described above. This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The Notes and related guarantees have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Any offers of the Notes will be made only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum. About Patrick Industries, Inc. Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high- rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada and China. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide-out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels, softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, various marine aftermarket products, and other miscellaneous products, in addition to providing transportation and logistics services. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements within the meaning of Private Securities Litigation Reform Act of 1995 that are forward-looking in nature, including, without limitation, the completion, timing, terms and use of proceeds of the Notes offering and the proposed new senior secured credit facility. The forward-looking statements are based on current expectations and our actual results may differ materially from those projected in any forward-looking statement. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Factors that could cause actual results to differ materially from those in forward-looking statements included in this press release include, without limitation: the ability to complete the terms of the offering and to enter into a new senior secured credit facility on anticipated terms or at all; adverse economic and business conditions, including cyclicality and seasonality in the industries we sell our products; the deterioration of the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer preferences; declines in the level of RV unit shipments or reductions in RV industry growth; the intense competition in the RV, MH and marine industries and the extensive resources of some of our competitors; conditions in the credit market limiting the ability of consumers and wholesale customers to obtain retail and wholesale financing for RVs, manufactured homes, and marine products; the significant long-term decline in shipments in the manufactured housing industry; fuel shortages or high prices for fuel; a dependency on third- party suppliers and manufacturers; the challenges and risks associated with doing business internationally; any increased cost or limited availability of certain raw materials; an inability to manage inventory; an impairment of assets, including goodwill and other long-lived assets; an inability to obtain additional skilled labor; the impact of the consolidation and/or closure of all or part of a manufacturing or distribution facility; the impact of governmental and environmental regulations, and our inability to comply with them; an inability to attract and retain qualified executive officers and key personnel; the inability to integrate acquired businesses may adversely affect operations; our level of indebtedness; our inability to comply with the covenants contained in the senior credit facility; an inability to access capital when needed; the settlement or conversion of the Notes (as defined herein); fluctuations in the market price for our common stock; an inability of our information technology systems to perform adequately; any disruptions in our business due to an IT failure, a cyber-incident or a data breach; or any adverse results from our evaluation of our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements. Information about certain risks that could affect our business and cause actual results to differ from those express or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Prospective purchasers are cautioned not to place undue reliance on these forward-looking statements. Contact: Julie Ann Kotowski Investor Relations kotowskj@patrickind.com / 574.294.7511